                                                                   Exhibit 1(z)

                           BNY HAMILTON FUNDS, INC.

                            ARTICLES SUPPLEMENTARY

   BNY Hamilton Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: Immediately prior to the filing of these Articles Supplementary
(i) the Corporation was authorized to issue ninety-two billion eight hundred million (92,800,000,000) shares of capital stock designated as Common Stock and having a par value of one tenth of one cent ($.001) per share for an aggregate par value of ninety-two million eight hundred thousand dollars ($92,800,000) and (ii) the authorized shares of Common Stock were previously classified by the Board of Directors and were allocated among the Corporation's twenty-three series as follows:

    BNY Hamilton Enhanced Income Fund
       Institutional Class                                       400,000,000
       Class A Shares                                            400,000,000
       Class C Shares                                            400,000,000

    BNY Hamilton Large Cap Equity Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

    BNY Hamilton Intermediate
    Government Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

    BNY Hamilton Intermediate New
    York Tax-Exempt Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

  BNY Hamilton Money Fund
     Institutional Class                                        3,000,000,000
     Hamilton Class                                            10,000,000,000
     Agency Class                                               3,000,000,000
     Premier Class                                              7,000,000,000
     Classic Class                                              3,000,000,000
     Retail Class                                               3,000,000,000

  BNY Hamilton Treasury Money Fund
     Institutional Class                                        3,000,000,000
     Hamilton Class                                             2,000,000,000
     Agency Class                                               3,000,000,000
     Premier Class                                              3,000,000,000
     Classic Class                                              2,000,000,000
     Retail Class                                               3,000,000,000

  BNY 100% U.S. Treasury Securities Money Fund
     Institutional Class                                        2,000,000,000
     Hamilton Class                                             2,000,000,000
     Agency Class                                               2,000,000,000
     Premier Class                                              2,000,000,000
     Classic Class                                              2,000,000,000

  BNY Hamilton U.S. Government Money Fund
     Institutional Class                                        2,000,000,000
     Hamilton Class                                             2,000,000,000
     Agency Class                                               2,000,000,000
     Premier Class                                              2,000,000,000
     Classic Class                                              2,000,000,000

  BNY Hamilton Tax-Exempt Money Fund
     Institutional Class                                        2,000,000,000
     Hamilton Class                                             2,000,000,000
     Agency Class                                               2,000,000,000
     Premier Class                                              2,000,000,000
     Classic Class                                              2,000,000,000
     Retail Class                                               2,000,000,000

  BNY Hamilton New York Tax-Exempt Money Fund
     Hamilton Class                                             2,000,000,000

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      Premier Class                                             2,000,000,000
      Classic Class                                             2,000,000,000

   BNY Hamilton Large Cap Growth Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              200,000,000
      Class C Shares                                              200,000,000

   BNY Hamilton Small Cap Growth Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              200,000,000
      Class C Shares                                              200,000,000

   BNY Hamilton International Equity Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              200,000,000
      Class C Shares                                              200,000,000

   BNY Hamilton Global Real Estate Securities Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              200,000,000

   BNY Hamilton Core Bond Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              200,000,000
      Class C Shares                                              200,000,000

   BNY Hamilton Intermediate Tax-Exempt Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              200,000,000
      Class C Shares                                              200,000,000

   BNY Hamilton Large Cap Value Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              200,000,000
      Class C Shares                                              200,000,000

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    BNY Hamilton S&P 500 Index Fund
       Institutional Class                                       200,000,000
       Investor Class                                            200,000,000

    BNY Hamilton U.S. Bond Market Index Fund
       Institutional Class                                       200,000,000
       Investor Class                                            200,000,000

    BNY Hamilton Multi-Cap Equity Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

    BNY Hamilton High Yield Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

    BNY Hamilton Small Cap Core Equity Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

    BNY Hamilton Municipal Enhanced Yield Fund
       Institutional Class                                       200,000,000

and there were no remaining authorized, but undesignated, shares of Common
Stock.

   SECOND: Acting pursuant to authority granted to the Board of Directors in Article FIFTH of the Corporation's Articles of Incorporation, as amended, the Board of Directors has reclassified the Class C Shares of Common Stock of the BNY Hamilton Enhanced Income Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Core Bond Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton High Yield Fund, and BNY Hamilton Small Cap Core Equity Fund series of the Corporation as additional Class A Shares of Common Stock of those series in accordance with Section 2-208 of the Maryland General Corporation Law (the "Reclassification").

   THIRD: Pursuant to authority granted to the Board of Directors by Article FIFTH of the Corporation's Articles of Incorporation, as amended, the Board of Directors of the Corporation has classified and allocated ninety-two billion eight hundred million (92,800,000,000) shares of the ninety-two billion eight hundred million (92,800,000,000) shares of authorized Common Stock of the Corporation. As a result of the Reclassification referenced in Article SECOND of these Articles Supplementary, the twenty-three (23) series of Common Stock of the Corporation and the classes of shares thereof shall consist, until further changed, of the number of shares allocated to such series and classes thereof by the Board of Directors as set forth below, with the result that the authorized shares of Common Stock are now allocated as follows:

    BNY Hamilton Enhanced Income Fund
       Institutional Class                                       400,000,000
       Class A Shares                                            800,000,000

    BNY Hamilton Large Cap Equity Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            400,000,000

    BNY Hamilton Intermediate
    Government Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            400,000,000

  BNY Hamilton Intermediate New
  York Tax-Exempt Fund
     Institutional Class                                          200,000,000
     Class A Shares                                               400,000,000

  BNY Hamilton Money Fund
     Institutional Class                                        3,000,000,000
     Hamilton Class                                            10,000,000,000
     Agency Class                                               3,000,000,000
     Premier Class                                              7,000,000,000
     Classic Class                                              3,000,000,000
     Retail Class                                               3,000,000,000

  BNY Hamilton Treasury Money Fund
     Institutional Class                                        3,000,000,000
     Hamilton Class                                             2,000,000,000
     Agency Class                                               3,000,000,000
     Premier Class                                              3,000,000,000
     Classic Class                                              2,000,000,000
     Retail Class                                               3,000,000,000

  BNY 100% U.S. Treasury Securities Money Fund
     Institutional Class                                        2,000,000,000
     Hamilton Class                                             2,000,000,000
     Agency Class                                               2,000,000,000
     Premier Class                                              2,000,000,000
     Classic Class                                              2,000,000,000

  BNY Hamilton U.S. Government Money Fund
     Institutional Class                                        2,000,000,000
     Hamilton Class                                             2,000,000,000
     Agency Class                                               2,000,000,000
     Premier Class                                              2,000,000,000
     Classic Class                                              2,000,000,000

  BNY Hamilton Tax-Exempt Money Fund
     Institutional Class                                        2,000,000,000

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      Hamilton Class                                            2,000,000,000
      Agency Class                                              2,000,000,000
      Premier Class                                             2,000,000,000
      Classic Class                                             2,000,000,000
      Retail Class                                              2,000,000,000

   BNY Hamilton New York Tax-Exempt Money Fund
      Hamilton Class                                            2,000,000,000
      Premier Class                                             2,000,000,000
      Classic Class                                             2,000,000,000

   BNY Hamilton Large Cap Growth Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              400,000,000

   BNY Hamilton Small Cap Growth Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              400,000,000

   BNY Hamilton International Equity Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              400,000,000

   BNY Hamilton Global Real Estate Securities Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              400,000,000

   BNY Hamilton Core Bond Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              400,000,000

   BNY Hamilton Intermediate Tax-Exempt Fund
      Institutional Class                                         200,000,000
      Class A Shares                                              400,000,000

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
             BNY Hamilton Large Cap Value Fund
                Institutional Class                     200,000,000
                Class A Shares                          400,000,000

             BNY Hamilton S&P 500 Index Fund
                Institutional Class                     200,000,000
                Investor Class                          200,000,000

             BNY Hamilton U.S. Bond Market Index Fund
                Institutional Class                     200,000,000
                Investor Class                          200,000,000

             BNY Hamilton Multi-Cap Equity Fund
                Institutional Class                     200,000,000
                Class A Shares                          400,000,000

             BNY Hamilton High Yield Fund
                Institutional Class                     200,000,000
                Class A Shares                          400,000,000

             BNY Hamilton Small Cap Core Equity Fund
                Institutional Class                     200,000,000
                Class A Shares                          400,000,000

             BNY Hamilton Municipal Enhanced Yield Fund
                Institutional Class                     200,000,000

and there are no remaining authorized, but undesignated, shares of Common Stock.

   FOURTH: The terms of the shares of each series, and class thereof, designated above are as set forth in the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on May 1, 1992, as amended by Articles of Amendment, dated June 29, 1992, January 22, 1997, May 22, 2002, January 26, 2004, January 7, 2005 and
   August 16, 2005 and supplemented by Articles Supplementary, dated June 29,

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   1994, August 15, 1995, January 22, 1997, April 30, 1999, September 20,
   1999, February 17, 2000, February 27, 2001, April 4, 2001, November 14,
   2001, March 26, 2002, May 22, 2002, February 25, 2003, January 26,
   2004, January 7, 2005, April 15, 2005, September 28, 2005, September 28,
   2006 and December 21, 2006.

   FIFTH: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940.

   SIXTH: After giving effect to the foregoing, the total number of shares of capital stock that the Corporation has authority to issue is unchanged and is ninety-two billion eight hundred million (92,800,000,000) shares, par value one tenth of one cent ($.001) per share for an aggregate par value of ninety-two million eight hundred thousand dollars ($92,800,000).

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   IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on February 14, 2007.

ATTEST:                                   BNY HAMILTON FUNDS, INC.

By:     /s/ MOLLY MARTIN ALVARADO                 /s/ KEVIN BANNON
        --------------------------------  By:     ----------------
Name:   Molly Martin Alvarado             Name:   Kevin Bannon
Title:  Assistant Secretary               Title:  President

   THE UNDERSIGNED, Kevin Bannon of BNY Hamilton Funds, Inc., who executed on behalf of the Corporation Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties for perjury.

                                                  /s/ KEVIN BANNON
                                                  -----------------------------
                                                  Name: Kevin Bannon


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